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                                                                      EXHIBIT 11

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Independent Auditors" and "Financial Statements" in the Prospectus and the related Statement of Additional Information in Amendment No. 13 to the Registration Statement (Form N-1A No. 811-7384) of Nicholas-Applegate Investment Trust.

 Los Angeles, California
 July 30, 1997



                                         C-12